Exhibit 10.2

AMENDMENT TO THE SHARE EXCHANGE AGREEMENT

This AMENDMENT TO THE SHARE EXCHANGE AGREEMENT (this “Amendment”) is made and entered into this 6th day of December, 2010, by and among China INSOnline Corp., a Delaware corporation (hereinafter referred to as “CIC”), Ding Neng Holdings Limited, a British Virgin Islands business company (“Ding Neng”) and the shareholders of Ding Neng signatory hereto (collectively, the “Ding Neng Shareholders”).

RECITALS

WHEREAS, CIC, Ding Neng and the Ding Neng Shareholders entered into that certain Share Exchange Agreement dated November 12, 2010 (the “SEA”), pursuant to which, among other things, CIC agreed to acquire 100% of the issued and outstanding equity securities of Ding Neng (the “Ding Neng Shares”) from the Ding Neng Shareholders in exchange (the “Exchange”) for the issuance by CIC to the Ding Neng Shareholders of a number of newly issued shares (the “Exchange Shares”) of CIC’s common stock, par value $0.001 per share (the “Common Stock”) representing an aggregate of 85% (subject to adjustment as set forth in the SEA) of the issued and outstanding shares of Common Stock immediately following the Closing, and the Ding Neng Shareholders agreed to exchange their respective Ding Neng Shares for the Exchange Shares on the terms described therein.

WHEREAS, each of CIC, Ding Neng and the Ding Neng Shareholders wish to amend certain terms and provisions of the SEA as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
Defined Terms

Section 1.1     Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the SEA.

ARTICLE II
Amendments to SEA

Section 2.1.     The fifth (5th) and sixth “Whereas” clauses on the first page of the SEA is hereby amended and restated in its entirety to read as follows:

“WHEREAS, CIC proposes to acquire 100% of the issued and outstanding equity securities of Ding Neng (the “Ding Neng Shares”) from the Ding Neng Shareholders in exchange (the “Exchange”) for the issuance by CIC to the Ding Neng Shareholders of a number of newly issued shares (the “Exchange Shares”) of CIC’s common stock, par value $0.001 per share (the “Common Stock”) representing an aggregate of 90% (subject to adjustment as set forth herein) of the issued and outstanding shares of Common Stock immediately following the Closing, and the Ding Neng Shareholders desire to exchange their respective Ding Neng Shares for the Exchange Shares on the terms described herein; and

WHEREAS, prior to the closing of the Exchange (the “Closing”), (1) the Company shall have undertaken a reverse split of the Common Stock on a 1:40 basis (the “Reverse Split”) and (2) CIC shall obtain all necessary approvals and consents (including, but not limited to, such required approvals from FINRA) required to change its name to China Bio-Energy Corp. effective as of the Closing (the “Name Change”); and”

Section 2.2.     Section 4.01(b) of the SEA is hereby amended and restated in its entirety to read as follows:

“In consideration of the transfer of the Ding Neng Shares to CIC by the Ding Neng Shareholders, CIC shall cause the Exchange Shares to be issued to the Ding Neng Shareholders in the amounts set forth on Schedule A hereto, representing in the aggregate 90% of the issued and outstanding shares of Common Stock immediately following the Closing, pursuant to an irrevocable letter executed by CIC, addressed to Corporate Stock Transfer, Inc., CIC’s transfer agent (the “Transfer Agent Letter”), attached hereto as Exhibit A, and dated as of the Closing Date.  Notwithstanding the foregoing, in the event Greenstone Holdings Group LLC, or any of subsidiaries, affiliates or related parties (collectively, “Greenstone”) owns any shares of Common Stock, directly or indirectly (including shares of Common Stock underlying warrants, options or other derivative securities convertible into shares of Common Stock), or has the right to receive or acquire shares of Common Stock, the Ding Neng Shareholders shall be entitled to receive an additional number of shares of Common Stock such that the Ding Neng Shareholders actually received an aggregate number of shares of Common Stock equal to 90% of the issued and outstanding shares of Common Stock immediately following the Closing.  The provisions of this Section 4.01(b) shall survive the Closing for a period of two (2) years.”

Section 2.3.     Section 7.02 of the SEA is hereby amended and restated in its entirety to read as follows:

“Section 7.02                                Maintenance of Listing.  CIC shall continuously be quoted on the Pink Sheets, the OTC Bulletin Board or the NASDAQ Capital Market from the date hereof through the Closing Date.

Section 2.4.     Section 7.11 of the SEA is hereby amended and restated in its entirety to read as follows:

“Section 7.11                                Existing Liabilities. As of the Closing Date, the existing liabilities of CIC do not exceed $250,000, including, without limitation, all of CIC’s accounts payable, taxes of any kind or nature (whether due or to become due) and any outstanding legal or other fees, costs and expenses, all as incurred prior to the Closing Date.”

Exhibit 10.2

ARTICLE III
Miscellaneous

Section 3.1.     References.  All references in the SEA to “Agreement,” “herein,” “hereof,” or terms of like import referring to the Agreement or any portion thereof are hereby amended to refer to the SEA as amended by this Amendment.

Section 3.2.     Effect of Amendment.  Except as and to the extent expressly modified by this Amendment, the SEA (including all schedules and exhibits thereto) shall remain in full force and effect in all respects, and the parties hereto hereby reaffirm and approve the SEA as amended by this Amendment.

[Signature Page Follows]

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed and delivered by their respective duly authorized officers as of the date first above written.

CHINA INSONLINE CORP.

By:
Name: Zhenyu Wang
Title: Chief Executive Officer

DING NENG HOLDINGS LIMITED

By:
Name:
Title:

DING NENG SHAREHOLDERS:

NIE XINGFENG CO., LTD.

By:
Xinfeng Nie

SANFU HOLDING CO., LTD.

By:
Gaomin Huang

Exhibit 10.2

[SIGNATURE PAGE TO AMENDMENT TO SHARE EXCHANGE AGREEMENT, CONTINUED]

ZEWEN HOLDING CO., LTD.

By:
Name: Zewen Lin
Title:

WEALTH INDEX CAPITAL GROUP LLC

By:
Name: Shanchun Huang
Title:

H.X.Z BEYOND INVESTMENT CONSULTING CO., LTD.

By:
Name: Xuzhong Han
Title:

ZHR CAPITAL LIMITED

By:
Name: Fulun Su
Title:

Exhibit 10.2

[SIGNATURE PAGE TO AMENDMENT TO SHARE EXCHANGE AGREEMENT, CONTINUED]

YUXUAN HOLDING CO., LTD.

By:
Name: Yuxuan Huang
Title:

LINGPENG HOLDING CO., LTD.

By:
Name: Lingpeng Liu
Title:

M.Y. LIN HOLDING CO., LTD.

By:
Name: Mingyuan Lin
Title:

LINGBIN HOLDING CO., LTD.

By:
Name: Lingbin Xie
Title:

Exhibit 10.2

[SIGNATURE PAGE TO AMENDMENT TO SHARE EXCHANGE AGREEMENT, CONTINUED]

YANGHONG HOLDING CO., LTD.

By:
Name: Yanghong Pan
Title:

KINGFISHER EQUITY HOLDING CO., LTD.

By:
Name: Yue Sun
Title:

MAXIM PARTNERS LLC

By:
Name: Michael Rabinowitz
Title: Chairman

DAYSPRING CAPITAL, LLC

By:
Name: Karl Brenza
Title: